CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of Pax World Funds Series Trust I (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant for the period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Form N-CSR of the Registrant for the period ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: February 23, 2011

/s/ Joseph F. Keefe
Joseph F. Keefe
President (Principal Executive Officer)

/s/ Alicia K. DuBois
Alicia K. DuBois
Treasurer (Principal Financial Officer)